Insurance Claim Reserves	12 Months Ended
Dec. 31, 2013
Insurance Claim Reserves disclosure
Insurance Claim Reserves disclosure [Text Block]

7. INSURANCE CLAIM RESERVES

Claims and claim adjustment expense reserves were as follows:

(at December 31, in millions)	2013	2012
Property-casualty	$50,865	$50,888
Accident and health	30	34
Total	$50,895	$50,922

The following table presents a reconciliation of beginning and ending property casualty reserve balances for claims and claim adjustment expenses:

(at and for the year ended December 31, in millions)	2013	2012	2011
Claims and claim adjustment expense reserves at beginning of year	$50,888	$51,353	$51,537
Less reinsurance recoverables on unpaid losses	10,254	10,434	11,282
Net reserves at beginning of year	40,634	40,919	40,255
Estimated claims and claim adjustment expenses for claims arising in the current year	14,060	15,559	16,937
Estimated decrease in claims and claim adjustment expenses for claims arising in prior years	(944)	(1,074)	(842)
Total increases	13,116	14,485	16,095
Claims and claim adjustment expense payments for claims arising in:
Current year	5,485	6,507	7,751
Prior years	8,477	8,326	7,653
Total payments	13,962	14,833	15,404
Acquisition(1)	1,792	—	—
Unrealized foreign exchange (gain) loss	5	63	(27)
Net reserves at end of year	41,585	40,634	40,919
Plus reinsurance recoverables on unpaid losses	9,280	10,254	10,434
Claims and claim adjustment expense reserves at end of year	$50,865	$50,888	$51,353

(1)     Dominion’s net claims and claim adjustment expense reserves at November 1, 2013 were $1,792 million. Dominion’s gross reserves on that date were $2,144 million. Dominion’s reinsurance recoverables on unpaid losses on that date were $352 million.

Gross claims and claim adjustment expense reserves at December 31, 2013 decreased by $23 million from December 31, 2012, primarily reflecting the impact of net favorable prior year reserve development, payments related to catastrophes and payments related to operations in runoff, including asbestos and environmental claims, largely offset by the impact of the acquisition of Dominion. Gross claims and claim adjustment expense reserves at December 31, 2012 decreased by $465 million from December 31, 2011, primarily reflecting the impact of net favorable prior year reserve development as well as payments related to operations in runoff, including asbestos and environmental claims.

Reinsurance recoverables on unpaid losses at December 31, 2013 declined by $974 million from December 31, 2012, reflecting the impacts of (i) a decline in mandatory pools and associations primarily due to catastrophe-related collections and, to a lesser extent the sale of renewal rights, related to the Company’s National Flood Insurance Program in 2013, (ii) cash collections, including commutation agreements, and (iii) net favorable prior year reserve development, partially offset by (iv) the acquisition of Dominion, which added $352 million of reinsurance recoverables on unpaid losses at November 1, 2013. Reinsurance recoverables on unpaid losses at December 31, 2012 declined by $180 million from December 31, 2011, reflecting cash collections, including commutation agreements, and the impact of net favorable prior year reserve development.

Prior Year Reserve Development

The following disclosures regarding reserve development are on a “net of reinsurance” basis.

2013.

In 2013, estimated claims and claim adjustment expenses incurred included $944 million of net favorable development for claims arising in prior years, including $840 million of net favorable prior year reserve development impacting the Company’s results of operations and $48 million of accretion of discount.

Business and International Insurance.  Net favorable prior year reserve development in 2013 totaled $399 million.  In the segment’s domestic operations, net favorable prior year reserve development in 2013 was primarily driven by better than expected loss experience in the general liability product line for accident years 2012 and prior, reflecting more favorable legal and judicial environments than what the Company previously expected, better than expected loss experience related to both catastrophe and non-catastrophe losses in the property product line for accident years 2010 through 2012, and better than expected loss experience in the workers’ compensation line of business (which was largely offset by a $42 million charge that was precipitated by legislation in New York enacted during the first quarter of 2013 related to the New York Fund for Reopened Cases for workers’ compensation). Net favorable prior year reserve development in 2013 was also reduced by $190 million and $65 million increases to asbestos and environmental reserves, respectively, which are discussed in further detail in the “Asbestos and Environmental Reserves” section below.  In the segment’s International operations, net favorable prior year reserve development in 2013 primarily reflected better than expected loss experience for the surety line of business in Canada and the marine line of business in the Company’s operations at Lloyd’s, partially offset by higher than expected loss experience in the public and product liability line of business in the United Kingdom.

Bond & Specialty Insurance.  Net favorable prior year reserve development in 2013 of $232 million was primarily driven by better than expected results in the surety product line for the contract surety business for accident years 2010 and prior.

Personal Insurance.  Net favorable prior year reserve development in 2013 of $209 million was primarily driven by better than expected loss experience in the Homeowners and Other product line for (i) catastrophe losses incurred in 2012, and (ii) non-catastrophe weather-related losses and non- weather-related losses for accident years 2012 and 2011.

2012.

In 2012, estimated claims and claim adjustment expenses incurred included $1.07 billion of net favorable development for claims arising in prior years, including $940 million of net favorable prior year reserve development impacting the Company’s results of operations and $48 million of accretion of discount.

Business and International Insurance.  Net favorable prior year reserve development in 2012 totaled $585 million.  In the segment’s domestic operations, net favorable prior year reserve development in 2012 was concentrated in the general liability product line for accident years 2010 and prior (excluding increases to asbestos and environmental reserves discussed below), which reflected what the Company believes are more favorable legal and judicial environments than what the Company previously expected; the commercial property product line primarily for accident years 2009 through 2011, driven by higher than expected subrogation and salvage  recoveries and by favorable loss development related to catastrophe losses incurred in 2011; and the workers’ compensation product line, primarily driven by better than expected frequency and severity related to lifetime medical claims for accident years 2008 and prior.  Lower than expected claim department expenses also contributed to net favorable prior year reserve development in 2012.  Net favorable prior year reserve development in 2012 was reduced by $167 million and $90 million increases to asbestos and environmental reserves, respectively, which are discussed in further detail in the “Asbestos and Environmental Reserves” section below, net unfavorable prior year reserve development in the commercial automobile line of business, driven by higher than expected severity in the bodily injury coverage primarily for accident years 2010 and 2011, and net unfavorable prior year reserve development in the general liability product line for the 2011 accident year resulting from higher than expected claim frequency.  In the segment’s International operations, net favorable prior year reserve development in 2012 occurred in several lines of business in Canada and in the Company’s operations at Lloyd’s, partially offset by an $8 million increase to asbestos reserves.

Bond & Specialty Insurance.  Net favorable prior year reserve development in 2012 of $180 million was primarily driven by better than expected results in the surety product line for the contract surety business for accident years 2008 and prior, and better than expected results for management liability business primarily for the errors & omissions and fiduciary products for accident years 2007 and prior.

Personal Insurance.  Net favorable prior year reserve development of $175 million in 2012 was primarily driven by better than expected loss development in the Homeowners and Other product line related to catastrophe losses incurred for 2011 and non-catastrophe losses incurred for accident years 2010 and 2011, as well as favorable loss development in the umbrella line of business for accident years 2007 through 2011. These factors were partially offset by unfavorable prior year reserve development in the personal automobile line of business, driven primarily by higher than expected bodily injury severity for accident year 2011.

2011.

In 2011, estimated claims and claim adjustment expenses incurred included $842 million of net favorable development for claims arising in prior years, including $715 million of net favorable prior year reserve development impacting the Company’s results of operations and $45 million of accretion of discount. Overall, accident years prior to and including 2009 experienced $1.10 billion of net favorable reserve development, while the 2010 accident year experienced $383 million of net unfavorable reserve development.

Business and International Insurance.  Net favorable prior year reserve development in 2011 totaled $395 million.  In the segment’s domestic operations, net favorable prior year reserve development in 2011 was primarily driven by better than expected loss development in the general liability product line (excluding increases to asbestos and environmental reserves discussed below) which was concentrated in excess coverages for accident years 2005 through 2008 and reflected what the Company believes are more favorable legal and judicial environments than what the Company previously expected, as well as net favorable prior year reserve development in the commercial property product line that reflected better than expected loss development for the 2008 and 2009 accident years.  The workers’ compensation line of business also contributed slightly to net favorable prior year reserve development in 2011, as favorable loss development for accident years 2003 through 2009 was largely offset by net unfavorable loss development for the 2010 accident year.  Net favorable prior year reserve development in 2011 was reduced by $175 million and $76 million increases to asbestos and environmental reserves, respectively (discussed in further detail in the “Asbestos and Environmental Reserves” section below), unfavorable prior year reserve development in the commercial multi-peril product line driven by late reporting of hail claims incurred in 2010 and unfavorable prior year reserve development in the commercial automobile product line that reflected worse than expected severity for accident years 2009 and 2010.  In the segment’s International operations, net favorable development in 2011 reflected better than expected loss development in Canada, primarily in the surety, directors and officers, and general liability lines of business for recent accident years and better than expected development in the Company’s operation at Lloyd’s in the aviation, kidnap & ransom, and property lines for recent accident years.

Bond & Specialty Insurance.  Net favorable prior year reserve development of $210 million was driven by better than expected results for accident years 2008 and prior for the contract surety business, and better than expected loss development for liability lines of business, driven by the fiduciary product for accident years 2008 and prior.

Personal Insurance.  Net favorable prior year reserve development in 2011 was $110 million, driven by better than expected loss development related to catastrophe losses incurred in the first half of 2010, as well as better than expected loss development for accident years 2006 through 2010 in the umbrella line of business in the Homeowners and Other product line, partially offset by unfavorable prior year reserve development in the Automobile product line that was driven by worse than expected loss experience for accident years 2007 through 2010.

Asbestos and Environmental Reserves

At December 31, 2013 and 2012, the Company’s claims and claim adjustment expense reserves included $2.69 billion and $2.73 billion, respectively, for asbestos and environmental-related claims, net of reinsurance.

It is difficult to estimate the reserves for asbestos and environmental- related claims due to the vagaries of court coverage decisions, plaintiffs’ expanded theories of liability, the risks inherent in complex litigation and other uncertainties, including, without limitation, those which are set forth below.

Asbestos Reserves.  Because each policyholder presents different liability and coverage issues, the Company generally reviews the exposure presented by each policyholder at least annually. Among the factors which the Company may consider in the course of this review are: available insurance coverage, including the role of any umbrella or excess insurance the Company has issued to the policyholder; limits and deductibles; an analysis of the policyholder’s potential liability; the jurisdictions involved; past and anticipated future claim activity and loss development on pending claims; past settlement values of similar claims; allocated claim adjustment expense; potential role of other insurance; the role, if any, of non-asbestos claims or potential non- asbestos claims in any resolution process; and applicable coverage defenses or determinations, if any, including the determination as to whether or not an asbestos claim is a products/completed operation claim subject to an aggregate limit and the available coverage, if any, for that claim.

In the third quarter of 2013, the Company completed its annual in-depth asbestos claim review, including a review of active policyholders and litigation cases for potential product and “non-product” liability, and noted the continuation of the following trends:

•         continued high level of litigation activity in certain jurisdictions involving individuals alleging serious asbestos-related illness;

•         while overall payment patterns have been generally stable, there has been an increase in severity for certain policyholders due to the continued high level of litigation activity;

•         continued moderate level of asbestos-related bankruptcy activity; and

•         the absence of new theories of liability or new classes of defendants.

While the Company believes that over the past several years there has been a reduction in the volatility associated with the Company’s overall asbestos exposure, there nonetheless remains a high degree of uncertainty with respect to future exposure from asbestos claims.

The Home Office and Field Office categories, which account for the vast majority of policyholders with active asbestos-related claims, experienced a slight increase in the number of policyholders with open asbestos claims at December 31, 2013 compared with December 31, 2012, while net asbestos- related payments in these categories decreased slightly in 2013 compared with 2012. Payments on behalf of policyholders in these categories continue to be influenced by the high level of litigation activity in a limited number of jurisdictions where individuals alleging serious asbestos-related injury continue to target defendants who were not traditionally primary targets of asbestos litigation.

The Company’s quarterly asbestos reserve reviews include an analysis of exposure and claim payment patterns by policyholder category, as well as recent settlements, policyholder bankruptcies, judicial rulings and legislative actions. The Company also analyzes developing payment patterns among policyholders in the Home Office, Field Office and Assumed Reinsurance and Other categories as well as projected reinsurance billings and recoveries. In addition, the Company reviews its historical gross and net loss and expense paid experience, year-by-year, to assess any emerging trends, fluctuations, or characteristics suggested by the aggregate paid activity. Conventional actuarial methods are not utilized to establish asbestos reserves nor have the Company’s evaluations resulted in any way of determining a meaningful average asbestos defense or indemnity payment.

The completion of these reviews and analyses in 2013, 2012 and 2011 resulted in $190 million, $175 million and $175 million increases, respectively, in the Company’s net asbestos reserves in each period. In each year, the reserve increases were primarily driven by increases in the Company’s estimate of projected settlement and defense costs related to a broad number of policyholders in the Home Office category and by higher projected payments on assumed reinsurance accounts. The increase in the estimate of projected settlement and defense costs resulted from payment trends that continue to be moderately higher than previously anticipated due to the impact of the current litigation environment discussed above. Notwithstanding these trends, the Company’s overall view of the underlying asbestos environment is essentially unchanged from recent periods, and there remains a high degree of uncertainty with respect to future exposure to asbestos claims.

Net asbestos losses paid in 2013, 2012 and 2011 were $218 million, $236 million and $284 million, respectively. Approximately 1%, 6% and 19% of total net paid losses in 2013, 2012 and 2011, respectively, related to policyholders with whom the Company had entered into settlement agreements limiting the Company’s liability.

Environmental Reserves.  In establishing environmental reserves, the Company evaluates the exposure presented by each policyholder and the anticipated cost of resolution, if any. In the course of this analysis, the Company generally considers the probable liability, available coverage, relevant judicial interpretations and historical value of similar exposures. In addition, the Company considers the many variables presented, such as: the nature of the alleged activities of the policyholder at each site; the number of sites; the total number of potentially responsible parties at each site; the nature of the alleged environmental harm and the corresponding remedy at each site; the nature of government enforcement activities at each site; the ownership and general use of each site; the overall nature of the insurance relationship between the Company and the policyholder, including the role of any umbrella or excess insurance the Company has issued to the policyholder; the involvement of other insurers; the potential for other available coverage, including the number of years of coverage; the role, if any, of non-environmental claims or potential non-environmental claims in any resolution process; and the applicable law in each jurisdiction. The evaluation of the exposure presented by a policyholder can change as information concerning that policyholder and the many variables presented is developed. Conventional actuarial techniques are not used to estimate these reserves.

The Company continues to receive notices from policyholders tendering claims for the first time, frequently under policies issued prior to the mid- 1980’s. These policyholders continue to present smaller exposures, have fewer sites and are lower tier defendants. Further, in many instances, clean-up costs have been reduced because regulatory agencies are willing to accept risk-based site analyses and more efficient clean-up technologies. Over the past several years, the Company has experienced generally favorable trends in the number of new policyholders tendering environmental claims for the first time and in the number of pending declaratory judgment actions relating to environmental matters. However, the degree to which those favorable trends have continued has been less than anticipated. In addition, reserve development on existing environmental claims has been greater than anticipated. As a result, in 2013, 2012 and 2011, the Company increased its net environmental reserves by $65 million, $90 million and $76 million, respectively.

Asbestos and Environmental Reserves.  As a result of the processes and procedures discussed above, management believes that the reserves carried for asbestos and environmental claims at December 31, 2013 are appropriately established based upon known facts, current law and management’s judgment. However, the uncertainties surrounding the final resolution of these claims continue, and it is difficult to determine the ultimate exposure for asbestos and environmental claims and related litigation. As a result, these reserves are subject to revision as new information becomes available and as claims develop. The continuing uncertainties include, without limitation, the risks and lack of predictability inherent in complex litigation, any impact from the bankruptcy protection sought by various asbestos producers and other asbestos defendants, a further increase or decrease in the cost to resolve, and/or the number of, asbestos and environmental claims beyond that which is anticipated, the emergence of a greater number of asbestos claims than anticipated as a result of extended life expectancies resulting from medical advances and lifestyle improvements, the role of any umbrella or excess policies the Company has issued, the resolution or adjudication of disputes pertaining to the amount of available coverage for asbestos and environmental claims in a manner inconsistent with the Company’s previous assessment of these claims, the number and outcome of direct actions against the Company, future developments pertaining to the Company’s ability to recover reinsurance for asbestos and environmental claims and the unavailability of other insurance sources potentially available to policyholders, whether through exhaustion of policy limits or through the insolvency of other participating insurers. In addition, uncertainties arise from the insolvency or bankruptcy of policyholders and other defendants. It is also not possible to predict changes in the legal, regulatory and legislative environment and their impact on the future development of asbestos and environmental claims. This environment could be affected by changes in applicable legislation and future court and regulatory decisions and interpretations, including the outcome of legal challenges to legislative and/or judicial reforms establishing medical criteria for the pursuit of asbestos claims. It is also difficult to predict the ultimate outcome of complex coverage disputes until settlement negotiations near completion and significant legal questions are resolved or, failing settlement, until the dispute is adjudicated. This is particularly the case with policyholders in bankruptcy where negotiations often involve a large number of claimants and other parties and require court approval to be effective. As part of its continuing analysis of asbestos and environmental reserves, the Company continues to study the implications of these and other developments.

Because of the uncertainties set forth above, additional liabilities may arise for amounts in excess of the Company’s current reserves. In addition, the Company’s estimate of claims and claim adjustment expenses may change. These additional liabilities or increases in estimates, or a range of either, cannot now be reasonably estimated and could result in income statement charges that could be material to the Company’s operating results in future periods.

Catastrophe Exposure

The Company has geographic exposure to catastrophe losses, which can be caused by a variety of events, including, among others, hurricanes, tornadoes and other windstorms, earthquakes, hail, wildfires, severe winter weather, floods, tsunamis and volcanic eruptions. Catastrophes can also result from a terrorist attack (including those involving nuclear, biological, chemical or radiological events), explosions, infrastructure failures or as a consequence of political instability. The incidence and severity of catastrophes are inherently unpredictable. The extent of losses from a catastrophe is a function of both the total amount of insured exposure in the area affected by the event and the severity of the event. Most catastrophes are restricted to small geographic areas; however, hurricanes and earthquakes may produce significant damage in larger areas, especially those that are heavily populated. The Company generally seeks to mitigate its exposure to catastrophes through individual risk selection and the purchase of catastrophe reinsurance.

There are also risks which impact the estimation of ultimate costs for catastrophes. For example, the estimation of reserves related to hurricanes can be affected by the inability of the Company and its insureds to access portions of the impacted areas, the complexity of factors contributing to the losses, the legal and regulatory uncertainties and the nature of the information available to establish the reserves. Complex factors include, but are not limited to: determining whether damage was caused by flooding versus wind; evaluating general liability and pollution exposures; estimating additional living expenses; the impact of demand surge; the potential impact of changing climate conditions, including higher frequency and severity of weather-related events; infrastructure disruption; fraud; the effect of mold damage and business income interruption costs; and reinsurance collectibility. The timing of a catastrophe’s occurrence, such as at or near the end of a reporting period, can also affect the information available to us in estimating reserves for that reporting period. The estimates related to catastrophes are adjusted as actual claims emerge.